SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                  April 21, 2004
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                       (Date of earliest event reported)

            STRATS(SM) Trust For United States Cellular Corporation
                           Securities, Series 2004-6
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   001-32156                     52-2316339
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(State of Incorporation)          (Commission                (I.R.S. Employer
                                  File Number)              Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                                28288
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
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ITEM 5.  Other Events
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     On April 21, 2004, Synthetic Fixed-Income Securities, Inc. ("SFSI")
transferred $12,500,000 of Senior Notes due 2033 (the "Underlying Securities"), issued by United States Cellular Corporation to the STRATS(SM) Trust for United States Cellular Corporation Securities, Series 2004-6 (the "Trust") established by SFSI, which issued $12,500,000 STRATS(SM) Certificates, Series 2004-6, Class A-1 (the "Class A-1 Certificates"), issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of April 21, 2004 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Class A-1 Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated April 13, 2004 (the "Underwriting Agreement"), between SFSI and Wachovia, as underwriter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.             Description
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     4.1             Series Supplement, dated as of April 21, 2004, is set
                     forth as Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Registrant on April 26, 2004, and is incorporated herein by reference.





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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                      /s/ Jeremy Swinson
                                      ----------------------------------------
                                      Name:  Jeremy Swinson
                                      Title: Associate


April 21, 2004

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INDEX TO EXHIBITS
    Exhibit No.                          Description
-----------------                        -----------
        4.1 Series Supplement, dated as of April 21, 2004, is set forth as Exhibit 5 on Form 8-A12B filed with the Securities and Exchange Commission, for Registrant on April 26, 2004, and is incorporated herein by reference.